SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
23.	SUBSEQUENT EVENT

Acquisition of business

On February 26, 2013, the Company's subsidiary, Henan Green, entered into an equity/asset transfer agreement to acquire Zhengzhou Company via Henan Green. Zhengzhou Company owns a land use right totaling 24.94 acres, among which 6.69 acres of land has been leased to Henan Green. The Company has decided to effectuate the acquisition of 100% equity interest Zhengzhou Company in order to secure the land use rights. The total consideration price is $42.6 million.

The purchase price was determined based on the appraisal report prepared by an independent appraisal. According to the Equity Transfer Agreement, if Henan Green fails to pay the full purchase price timely, it will be liable for a penalty fee at a daily rate of 0.03% of the outstanding purchase price. In addition, if any party breaches its representations and warranties provided in the Equity Transfer Agreement, the breaching party is required to pay the other parties for damages in an amount of approximately $157,480. Based on the independent report, the value of Zhengzhou Company as at November 30, 2012 was $49.7 million and was allocated as follows:

Current assets	$10,082,277
Property, plant and equipment, net	10,622,003
Land use right, net	29,009,733
Total asset acquired	49,714,013
Total liabilities	-
Net asset acquired	$49,714,013

Acquisition of assets at cost values which was translated at closing rate of November 30, 2012. Based on the independent appraisal report, no impairment was recognized as of December 31, 2012.

The Equity Transfer Agreement and the transactions contemplated thereby were approved by both the Company's Board of Directors and the Audit Committee of the Board, which consists of three independent directors.